Exhibit 10.1

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (the “Agreement”) is made as of May 3, 2024, by and between Ainos, Inc., a Texas corporation (the “Company”), and ASE TEST, INC., a company incorporated under the laws of the Republic of China, Taiwan (the “Purchaser”).

1.	Purchase and Sale; Closing.

1.1	Purchase of Note. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, for US$9,000,000, (A) a convertible promissory note in the form attached hereto as Exhibit A (the “Note”), in the principal amount set forth on the signature page hereto, and (B) a Common Stock purchase warrant, in the form attached hereto as Exhibit B, registered in the name of the Purchaser, pursuant to which the Purchaser shall have the right to purchase and acquire 500,000 shares of Common Stock (the “Warrant”).

The Agreement, the Note and the Warrant are referred to as “Transaction Documents.”. The shares of Common Stock of the Company issued upon (A) conversion of the Note are referred to herein as “Conversion Shares” and (B) upon exercise of Warrant are referred to herein as the “Warrant Shares.” The Note, Warrant, the Conversion Shares and the Warrant Shares are sometimes collectively referred to herein as the “Securities.”

1.2	Closing. The closing of the sale and issuance of the Note and Warrant shall be held at such time and place upon which the Company and the Purchaser shall agree (hereinafter referred to as the “Closing”). The date of the Closing is referred to herein as the “Closing Date.”

2.	Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date, the following representations and warranties are true and correct:

2.1	Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Texas and is in good standing under such laws.

2.2	Corporate Power. The Company has the requisite corporate power and authority to execute the Transaction Documents, to issue and sell the Note and the Warrants pursuant hereto, and to perform its obligations under the Transaction Documents, including issuing the Securities on the terms set forth in this Agreement. The execution and delivery of the Transaction Documents by the Company and the issuance and sale by the Company of the Securities pursuant hereto, including without limitation the reservation of the Conversion Shares and the Warrant Shares for future issuance, have been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, its stockholders or any other person in connection therewith. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Conversion Shares and Warrant Shares, when issued in compliance with the provisions of the Note or Warrant, will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances, assuming that the Purchaser takes the Conversion Shares or Warrant Shares with no notice thereof, other than any liens or encumbrances created by or imposed upon the Purchaser; provided, however, that the Conversion Shares and Warrant Shares will be subject to restrictions on transfer under state and/or federal securities laws.

2.3	Authorization. The authorized Capital Stock of the Company consists of 300,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. As of the close of business on March 31, 2024, 6,144,506 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. As of March 31, 2024, (i) an aggregate of 13,366 shares of Common Stock are issuable upon exercise of options; and (ii) 814,392 shares of Common Stock are issuable upon vesting of restricted stock units; and (iii) 1,409,810 shares of Common Stock are reserved for issuance upon exercise of outstanding warrants with exercise prices ranging from US$2.16 to US$23.375 per share. The Company has duly reserved up to 449,440 shares of Common Stock for issuance upon conversion of convertible notes issued in March 2023. The Conversion Shares, when issued upon conversion of the Note in accordance with its terms, and the Warrant Shares, if and when issued upon exercise of the Warrants in accordance with its terms, and any other Securities if and when issued in connection with the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. No shares of the Company’s Capital Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. The Organizational Documents on file on the SEC’s EDGAR website are true and correct copies of the Organizational Documents, as in effect as of the Closing Date. The Company is not in violation of any provision of its Organizational Documents.

2.4	No Finder’s Fees. No person is entitled, directly or indirectly, to compensation from the Company by reason of any contract or understanding or contact with the Company as a finder or broker in connection with this sale and purchase of the Securities contemplated by this Agreement. The Company agrees to indemnify and hold the Purchaser harmless against and respect of any claim of brokerage or other commissions or similar fees relative to this Agreement or the transactions contemplated hereby which arises as a result of a contract or understanding made by the Company with any such broker or finder in connection with this sale and purchase of the Securities contemplated by this Agreement.

3.	Representations and Warranties of Purchaser.

The Purchaser hereby represents and warrants to the Company with respect to its purchase of the Securities as follows:

3.1	Investment. The Purchaser understands that the investment in the Securities is a speculative investment and represents that it is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to form an informed and knowledgeable decision to acquire the Securities, and that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws. The Purchaser further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available and that the Company is under no obligation to register or qualify the Securities.

3.2	Access to Data. The Purchaser acknowledges that it has received and reviewed this Agreement and exhibits hereto. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with its officers and directors. The Purchaser understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

3.3	Risk Factors. The Purchaser acknowledges that it has reviewed and understands the risk factors relating to Company and the Company’s stock, including but not limited to, its review of the Company’s Annual Report on Form 10-K and other Company documents and filings with the Securities and Exchange Commission (the “SEC”). Such documents are available on the SEC website at WWW.SEC.GOV.

3.4	Applicable Exemptions from Registration. Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal securities laws under Regulation S (and potentially other exemptions under Regulation D), promulgated under the Securities Act of 1933, as amended (“Securities Act”) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Securities. In this regard, Purchaser represents, warrants and agrees that:

3.1.1	The Purchaser has not engaged in any ‘Directed Selling Efforts in the U.S.’ as defined in Regulation S promulgated by the Securities and Exchange Commission (“SEC”) under U.S. securities laws.

3.1.2	Purchaser is not a U.S. Person (as defined below). A U.S. Person means any one of the following: (a) any U.S. Citizen; (b) any natural person resident in the United States of America; (c) any partnership or corporation organized or incorporated under the laws of the United States of America; (d) any estate of which any executor or administrator is a U.S. person; (e) any trust of which any trustee is a U.S. person; (f) any agency or branch of a foreign entity located in the United States of America; (g) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (h) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (i) any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

3.1.3	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Purchaser was outside of the United States.

3.1.4	Purchaser will not, during the period commencing on the date of issuance of the Securities and ending on the six month anniversary of such date, (“Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S or under an available registration exemption.

3.1.5	Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

3.1.6	Neither Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Securities and Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

3.1.7	Neither Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

4.	Condition to Purchaser’s Obligations at Closing. The Purchaser’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following condition:

4.1	Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

4.2	Third Party Consent. The Company shall have obtained written consents of all applicable holders of the securities issued by the Company for issuance and sale of the Note and Warrant to the Purchaser.

5.	Conditions to the Company’s Obligations at Closing.

The Company’s obligation to sell and issue the Note at the Closing is subject to the fulfillment of the following conditions:

5.1	Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

5.2	Third Party Consent. The Company shall have obtained written consents of all applicable holders of the securities issued by the Company for issuance and sale of the Note and Warrant to the Purchaser.

6.	Miscellaneous.

6.1	Governing Law; Venue. This Agreement, the Securities shall in all respects be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of the State of New York (or in the event of exclusive federal jurisdiction). The parties agree to submit to the exclusive jurisdiction and venue of those courts.

6.2	Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchaser to purchase the Note and the Warrant shall not be assignable without the consent of the Company and provided further that the Company may not assign its rights hereunder.

6.3	Entire Agreement; Amendment. The Transaction Documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4	Notices, etc. All notices and other communications under this Agreement shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Purchaser at the address listed in the signature page of this Agreement, or (b) if to the Company, to the attention of its Principal Executive Officer at its principal offices at 28880 Rio San Diego Drive, Ste. 800. San Diego, CA 92108. Unless otherwise specified in this Agreement, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered by hand, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, three (3) days after depositing with an overnight delivery service, or (iv) if mailed via first-class regular mail, seven (7) day after depositing in the U.S. Mail.

6.5.	Expenses; Attorneys Fees. The Company and the Purchaser shall bear each of its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the Securities, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.6	Counterparts. This Agreement may be executed in any number of counterparts, of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.7	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

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The foregoing Agreement is hereby executed as of the date first above written.

COMPANY:

AINOS, INC., a Texas corporation

/s/ Chun-Hsien Tsai

Name:	Chun-Hsien Tsai
Title:	Chairman, President, and CEO

PURCHASER:

ASE TEST, INC.

/s/ Chien Shen Jason Chang

Name:	Chien Shen Jason Chang
Title:	Chairman
Principal Amount: USD $9,000,000

[Signature Page to Convertible Note Purchase Agreement]

EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, PURSUANT TO REGULATION S OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

AINOS, INC.

CONVERTIBLE PROMISSORY NOTE

Note due_____________ , 2027

USD $9,000,000 Principal Amount	Issue Date: ___________, 2024

For value received, Ainos, Inc., a Texas corporation (the “Company”), promises to pay to ASE TEST, INC. (the “Holder”), the principal amount of Nine Million Dollars (USD $9,000,000) (the “Principal Amount”) and Six Percent (6%) compound interest. This Note is issued pursuant to that certain Convertible Note Purchase Agreement dated as of____________ , 2024. This Note is subject to the following terms and conditions.

1. Maturity. Unless converted or repaid pursuant to Section 2 or Section 3, the entire unpaid principal sum and accrued interest of this Note will be payable three (3) years from the Issue Date of this Note. Upon a written consent of the Holder, the Company may release its obligation to repay the unpaid principal amount and accrued interest of this Note by issuance and delivery of shares of Common Stock (as defined below) at the Conversion Price (as defined below) at the Maturity.

2. Conversion.

(a) Conversion. At the election of Holder upon delivery of a written conversion notice (in the form attached hereto as Exhibit A-1) to the Company at least five (5) business days prior to the conversion, the outstanding principal amount and accrued compounded interest under this Note (the “Conversion Amount”) may be converted into shares of common stock of the Company, $0.01 par value per share (the “Common Stock”) of the Company or such other securities or property for which this Note may become convertible as a result of any adjustment described in Section 2(b) at a price of USD $4.5 per share (the “Conversion Price”).

(b) Adjustment.

(i) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of Securities, separations, reorganizations, liquidations, merger, consolidation, acquisition of the Company, or the like, the number, class and type of Securities available upon conversion of this Note and the Conversion Price shall be correspondingly adjusted to give the Holder of the Note, on conversion for the same aggregate Conversion Amount, the total number, class, and type of Securities or other property as the Holder would have owned had the Note been converted prior to the event and had the Holder continued to hold such Securities until the event requiring adjustment. The form of this Note need not be changed because of any such adjustment.

(ii) Upon the occurrence of adjustment pursuant to this Section 2(b), the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price and adjusted number or type of Conversion Shares or other securities issuable upon conversion of this Note (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of such certificate to the Holder.

(c) Mechanics and Effect of Conversion. No fractional Conversion Shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note at the principal offices of the Company. At its expense, the Company will, as soon as practicable thereafter, cause to be issued and delivered to such Holder a Book-Share Entry Statement for the number of Conversion Shares to which such Holder is entitled upon such conversion or confirmation of book-entry registration of such Conversion Shares, together with a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to any principal amount.

3. Payment Terms. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.

4. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new convertible promissory note for the same principal amount will be issued to, and registered in the name of, the transferee.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile or e-mail, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address, facsimile number or e-mail as set forth below or as subsequently modified by written notice.

7. Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and transferee of this Note.

8. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

9. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

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This Note is executed and delivered as of the date first set forth above.

COMPANY:

AINOS, INC., a Texas corporation

Name:	Chun-Hsien Tsai
Title:	Chairman, President, and CEO

PURCHASER:

ASE TEST, INC.

Name:	Chien Shen Jason Chang
Title:	Chairman

Principal Amount: USD $9,000,000

[Signature Page to Convertible Note]

EXHIBIT A-1

NOTICE OF CONVERSION OF NOTE

TO: Ainos, Inc.

1. The undersigned hereby elects to receive __________ shares of Common Stock of Ainos, Inc., pursuant to the terms of the attached Note.

2. Conversion. The undersigned elects to convert the attached Note with interest by means of the conversion provision of Section 1 of the Note and tenders herewith payment in full for all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_________________________________

(Name)

_________________________________

_________________________________

(Address)

4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

_________________________________

Name of Purchaser

_________________________________

Signature of Authorized Signatory

_________________________________

Print Name and Title

_________________________________

Date

EXHIBIT B

AINOS, INC.

COMMON STOCK WARRANT

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

Issue Date:______________, 2024

Warrant to Purchase 500,000 Shares of Common Stock

Expiration Date:_______________, 2029

Ainos, Inc. (“Company”), hereby certifies that, for value received, ASE TEST, INC. (“Holder”) is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., Pacific Standard Time, on the Expiration Date 500,000 fully paid and nonassessable shares of the Common Stock of the Company, at a price per share of $4.50 (“Purchase Price” - subject to Section 3(d) of the Note).

This Warrant is being issued pursuant to the Convertible Note and Warrant Purchase Agreement dated_____________, 2024 between the Company and Holder (the “Agreement”). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

1. Vesting; Exercise of Warrant; Transfer of Warrant.

(a) Vesting. All the Warrant Shares vest on the first day following a six-month period of the Issue Date until the Expiration Date.

(b) Exercise of Warrant. At any time prior to 5:00 p.m. on the Expiration Date, the vested Warrant Shares may be exercised by the Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise, substantially in the form attached hereto as Exhibit B-1, at the Company’s primary executive office, with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

(c) Partial Exercise. Upon any partial exercise or conversion, the Company will issue to the Holder a new Warrant for the number of Warrant Shares as to which this Warrant was not exercised or converted on the same terms herein.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

(e) Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of the Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

(f) Transfer of Warrant. , The Holder may not assign, pledge, or otherwise transfer this Warrant without the prior written consent of the Company, except for transfers to any of its affiliates by execution and delivery of the Notice of Assignment attached hereto as Exhibit B-2 and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

(g) (i) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of Securities, separations, reorganizations, liquidations, merger, consolidation, acquisition of the Company, or the like, the number, class and type of securities available upon exercise of this Warrant and the Purchase Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Purchase Price, the total number of shares of Common Stock as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares of Common Stock until the event requiring adjustment. The form of this Warrant need not be changed because of any such adjustment. (ii) Upon the occurrence of adjustment pursuant to this Section 2(g), the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Purchase Price and adjusted number of shares of Common Stock or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of such certificate to the Holder.

2. Piggy-Back Registration Rights. If the Company shall file a registration statement with the SEC (“Company Registration”), except for a Company Registration on Form S-4 or S-8, subsequent to the Issue Date, the Company shall include the Warrant Shares underlying the Warrant (“Registrable Shares”). The Company shall use its reasonable efforts to cause all Registrable Shares attributable to the Holder to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the Holder of such Registrable Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration.

3. Notices of Record Date. In case (a) the Company takes a record of the Holder of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the Holder of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the board of the Company. Such notice shall be mailed at least ten (10) days prior to the date specified therein.

4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

5. No Redemption. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

6. Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and the Holder.

7. No Rights as Holder. This Warrant does not entitle the Holder to any voting rights or other rights as a Holder of the Company prior to the exercise of this Warrant.

8. Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

9. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflicts of laws rules.

Dated:______________ , 2024

Ainos, Inc.

Name:	Chun-Hsien Tsai
Title:	Chairman, President, and CEO

EXHIBIT B-1

NOTICE OF EXERCISE OF WARRANT

TO: Ainos, Inc.

1. The undersigned hereby elects to receive _______ shares of Common Stock of Ainos, Inc., pursuant to the terms of the attached Warrant.

2. Exercise. The undersigned tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

Name of Holder

Signature of Authorized Signatory

Print Name and Title

Date

EXHIBIT B-2

WARRANT ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of Ainos, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of Ainos, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

By:
(Signature of Registered Holder)

Title:

NOTICE:	The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

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